Templeton China
World Fund

[PICTURE OF J. MARK MOBIUS]

J. Mark Mobius, Ph.D.
President
Templeton China
World Fund, Inc.

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $12 billion in emerging markets investments for the Templeton Group of Funds.



Your Fund's Objective:

The Templeton China World Fund, Inc. seeks long-term capital appreciation through equity investments in "China companies."




April 15, 1997

Dear Shareholder:

We are pleased to bring you the fourth semi-annual report for the Templeton China World Fund, which covers the six months ending February 28, 1997. Strong economic fundamentals and large inflows of investment capital helped many emerging markets rally sharply during this period. Those in Hong Kong, China and Taiwan posted some of the best performances, as increased government spending and rising exports supported China's growing economy. The Hong Kong market was also buoyed by a recovery in its important retail and property sectors and the strong earnings of a number of companies listed on this exchange.

Although the full impact probably won't be felt for at least several months, one of the most important developments during this period was the death on February 19, 1997 of Deng Xiaoping, China's 92-year-old patriarch. Deng leaves a mixed legacy. His main accomplishment was the liberalization of China's economy, but he will also be remembered for his support of the brutal crackdown on pro-democracy demonstrators in Tiananmen Square in 1989. The Hong Kong, China and Taiwan markets fell briefly as Deng's health deteriorated, but rebounded after the apparently peaceful transfer of power to President Jiang Zemin and Premier Li Peng.

On December 11, 1996, Tung Chee Hua was selected to be China's first Chief Executive of Hong Kong. Mr. Tung, a former shipping magnate, appears to combine a good personal relationship with the Communist Party leadership in Beijing with a commitment to preserving the capitalist economic structure in Hong Kong. However, it is possible that the future of Hong Kong will be subject to uncertainty until, and even following, the hand-over on July 1, 1997. During this six-month period, your Fund posted a total return of 21.87% in market-price terms, and 24.83% in net asset value terms, as discussed in the Performance Summary on page 5.

On February 28, 1997, 64.6% of the Fund's total net assets were invested in Hong Kong, a decrease of 4.2% during the six months under review. We also had 18.6% invested in the markets of mainland China, 2.0% in Taiwan, and 14.8% in cash and other liquid assets. The Fund's largest single position continued to be its shares of HSBC Holdings PLC, the holding company for the Hongkong Bank, with over 400 offices worldwide and major subsidiaries in the U.S. and the United Kingdom. We also maintained significant positions in

Templeton China World Fund

Geographic Distribution on 2/28/97
Based on Total Net Assets

                                  [PIE CHART]

Hong Kong                          64.6%

China                              18.6%

Taiwan                              2.0%

Short-Term Obligations &
Other Net Assets                   14.8%

New World Development Co. and Sun Hung Kai Properties, companies with large real estate holdings and commercial interests in Hong Kong and China.

Looking forward, we believe that the prospects are generally positive for many emerging markets and that stock prices of companies in China, Hong Kong, and Taiwan have the potential to benefit should a rally of these markets be sustained. Since China's inflation rate has fallen to relatively low levels, the government may cut interest rates, and, in that event, we would expect its economy to perform well. However, even though it appears unlikely that Deng's economic reforms could be reversed, unexpected political developments could jeopardize China's improved relationship with Taiwan and the smooth handover of sovereignty in Hong Kong.

Of course, investing in emerging markets involves special considerations, which may include risks related to market and currency volatility, adverse social, economic and political developments, and the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 857% in the last 15 years, but has suffered five declines of more than 20% during that time.(1)

This discussion reflects the strategies we employed for the Fund during the six-month period under review, and includes our opinions as of the close of the period. Since economic and market conditions

TEMPLETON CHINA WORLD FUND

Top Ten Holdings as of 2/28/97
Based on Total Net Assets

                                                                   % of Total
Company, Industry, Country                                         Net Assets
HSBC Holdings PLC
Banking, Hong Kong                                                     9.5%

Cheung Kong Holdings Ltd.
Multi-Industry, Hong Kong                                              9.3%

New World Development Co. Ltd.
Real Estate, Hong Kong                                                 8.0%

Sun Hung Kai Properties Ltd.
Real Estate, Hong Kong                                                 5.9%

Hang Lung Development Co. Ltd.
Real Estate, Hong Kong                                                 4.8%

Hopewell Holdings Ltd.
Construction & Housing, Hong Kong                                      2.2%

Hongkong Electric Holdings Ltd.
Utilities - Electrical & Gas, Hong Kong                                2.0%

Jardine Strategic Holdings Ltd.
Multi-Industry, Hong Kong                                              1.9%

Lai Sun Development Co. Ltd.
Real Estate, Hong Kong                                                 1.9%

China First Pencil Co. Ltd., B
Recreation & Other Consumer Goods, China                               1.7%

For a complete list of portfolio holdings, please see page 9 of this report.

1. Source: Bloomberg. Based on quarterly percentage change over 15 years ended December 31, 1996.

are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

Thank you for investing in the Templeton China World Fund. We appreciate your confidence and look forward to any comments you may have.

Sincerely,

/s/ J. Mark Mobius
--------------------------------
J. Mark Mobius, Ph.D.
President
Templeton China World Fund, Inc.

Celebrating 50 Years

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

PERFORMANCE SUMMARY

In market-price terms, the Templeton China World Fund produced a total return of 21.87% for the six-month period ended February 28, 1997. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 24.83% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange (NYSE) increased by $1.875, from $11.375 per share on August 31, 1996 to $13.25 on February 28, 1997, while the net asset value increased by $2.67, from $13.39 to $16.06.

Shareholders received combined distributions of 58.0 cents ($0.58) per share, including dividend income totaling 27.5 cents ($0.275), short-term capital gains of 1.0 cent ($0.01), and long-term capital gains of 29.5 cents ($0.295). Distributions will vary, however, depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.

TEMPLETON CHINA WORLD FUND

Periods Ended 2/28/97

                                                                        Since
                                                                        Inception
                                             One-Year     Three-Year     (9/9/93)
Cumulative Total Return(1)
 Based on change
 in net asset value                           27.11%        18.21%        33.77%
 Based on change
 in market price                              16.74%        -9.70%         4.96%

Average Annual Total Return(2)
 Based on change
 in net asset value                           27.11%         5.73%         8.73%
 Based on change
 in market price                              16.74%        -3.34%         1.40%

1. Cumulative total returns show the change in value of an investment over the periods indicated.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated.

All total return calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. Investment return and principal value will fluctuate with market conditions, currencies and the political and economic climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.

THE NEW CAREER OF
SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]

By Professor Robert Herrmann

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                         PERIOD FROM
                                                                                                         SEPTEMBER 9,
                                                 SIX MONTHS                                                  1993
                                                    ENDED               YEAR ENDED AUGUST 31           (COMMENCEMENT OF
                                              FEBRUARY 28, 1997   --------------------------------      OPERATIONS) TO
                                                 (UNAUDITED)           1996              1995          AUGUST 31, 1994
                                              -----------------   --------------    ---------------    ----------------
Net asset value, beginning of period              $   13.39          $  12.07          $   14.92           $  14.10
                                                   --------          --------           --------
Income from investment operations:
   Net investment income                                .07               .27                .33                .16
   Net realized and unrealized gain (loss)             3.18              1.39              (1.91)               .79
                                                   --------          --------           --------
Total from investment operations                       3.25              1.66              (1.58)               .95
                                                   --------          --------           --------
Underwriting expenses deducted from capital              --                --                 --               (.07)
Distributions:
   Dividends from net investment income                (.28)             (.33)             (0.20)              (.06)
   Distributions from net realized gains               (.30)             (.01)             (1.07)                --
                                                   --------          --------           --------
Total distributions                                    (.58)             (.34)             (1.27)              (.06)
                                                   --------          --------           --------
Change in net asset value                              2.67              1.32              (2.85)               .82
                                                   --------          --------           --------
Net asset value, end of period                    $   16.06          $  13.39          $   12.07           $  14.92
                                                   ========          ========           ========
TOTAL RETURN*
Based on market value per share                      21.87%            11.75%           (29.58)%              9.54%
Based on net asset value per share                   24.83%            14.44%           (11.13)%              6.18%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                   $ 327,274          $272,966          $ 245,982           $297,835
Ratio of expenses to average net assets               1.67%**           1.65%              1.65%              1.84%**
Ratio of net investment income to average
  net assets                                          0.92%**           2.14%              2.77%              1.09%**
Portfolio turnover rate                               1.81%            14.47%              3.01%             81.81%
Average commission rate paid (per share)          $   .0021          $  .0025                 --                 --

 *NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CHINA WORLD FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)

--------------------------------------------------------------------------------

       INDUSTRY                                   ISSUE                             COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 85.2%
---------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES: 3.3%
                        Hualing Holdings Ltd.                                         H.K.      2,566,500    $    344,688
                        Semi-Tech (Global) Co. Ltd.                                   H.K.      2,412,630       2,804,043
                        *Shanghai Narcissus Electric Appliances Co. Ltd., B           Chn.      3,143,800         628,760
                        *Shanghai Shangling Electric Appliance, B                     Chn.      6,866,280       2,540,524
                        *Shanghai Vacuum Electron Devices Co. Ltd., B                 Chn.      9,960,045       1,812,728
                        Shenzhen Huafa Electronics Co. Ltd., B                        Chn.      2,164,000       1,095,456
                        Shenzhen Konka Electronic Group Co. Ltd., B                   Chn.        846,300         989,064
                        Tsann Kuen Enterprise Co. Ltd., B                             Chn.      1,074,002         524,262
                                                                                                             ------------
                                                                                                               10,739,525
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 1.0%
                        Jardine International Motor Holdings Ltd.                     H.K.      2,484,000       3,191,730
---------------------------------------------------------------------------------------------------------------------
BANKING: 9.5%
                        HSBC Holdings PLC                                             H.K.      1,278,145      31,195,605
---------------------------------------------------------------------------------------------------------------------
BROADCASTING & PUBLISHING: 0.0%
                        Leefung-Asco Printers Holdings Ltd.                           H.K.      1,127,000         123,707
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 2.4%
                        China Southern Glass Co. Ltd., B                              Chn.      2,752,152       1,794,797
                        K Wah International Holdings Ltd.                             H.K.     17,153,608       3,987,305
                        *K Wah International Holdings Ltd., wts.                      H.K.      1,445,978          80,294
                        *Shanghai Yaohua Pilkington Glass, B                          Chn.      4,720,000       1,972,960
                                                                                                             ------------
                                                                                                                7,835,356
---------------------------------------------------------------------------------------------------------------------
CHEMICALS: 3.3%
                        Shanghai Chlor-Alkali Chemical Co. Ltd., B                    Chn.      9,459,000       3,007,962
                        Shanghai Pechemical Co. Ltd., H                               Chn.     18,370,000       5,218,952
                        Shenzhen Petrochemical (Group) Shareholding Co. Ltd., B       Chn.      4,770,720       2,587,526
                                                                                                             ------------
                                                                                                               10,814,440
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 2.3%
                        Hopewell Holdings Ltd.                                        H.K.     12,319,579       7,357,988
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 0.9%
                        *CCT Telecom Holdings Ltd.                                    H.K.      9,496,000         367,886
                        Great Wall Electronic International Ltd.                      H.K.     11,907,018       1,460,757
                        Shanghai Automation Instrumentation Co., B                    Chn.        782,345         162,728
                        *Yageo Corp.                                                  Twn.        364,000         899,419
                                                                                                             ------------
                                                                                                                2,890,790
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS: 0.2%
                        *S. Megga International Holdings Ltd.                         H.K.      8,508,000         510,895
---------------------------------------------------------------------------------------------------------------------

TEMPLETON CHINA WORLD FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

       INDUSTRY                                   ISSUE                             COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.5%
                        JCG Holdings Ltd.                                             H.K.        813,000    $    677,176
                        Peregrine Investments Holdings Ltd.                           H.K.      1,430,000       2,613,027
                        *Peregrine Investments Holdings Ltd., wts.                    H.K.        158,100          54,614
                        Sun Hung Kai & Co. Ltd.                                       H.K.      6,045,200       1,600,354
                        *Sun Hung Kai & Co. Ltd, wts.                                 H.K.      1,209,040         104,608
                                                                                                             ------------
                                                                                                                5,049,779
---------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 1.9%
                        *Fairwood Holdings Ltd.                                       H.K.      6,795,000         342,220
                        *President Enterprises Corp.                                  Twn.      3,146,832       5,568,703
                        Shanghai New Asia Group Co. Ltd., B                           Chn.        384,000         152,064
                                                                                                             ------------
                                                                                                                6,062,987
---------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE: 1.0%
                        Zhuhai Sez Lizhu Pharmaceutical Group Inc., B                 Chn.      4,715,600       3,190,948
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 1.5%
                        Shanghai Refrigerator Compressor Co. Ltd., B                  Chn.      1,649,880         890,935
                        Shanghai Rubber Belt Co. Ltd., B                              Chn.      4,170,270         925,800
                        Shanghai Tyre & Rubber Co. Ltd., B                            Chn.      6,730,990       3,096,255
                                                                                                             ------------
                                                                                                                4,912,990
---------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 0.2%
                        Shanghai Jin Jiang Tower Co. Ltd., B                          Chn.      2,848,947         797,705
---------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING: 1.7%
                        *China Textile Machinery Co. Ltd., B                          Chn.      4,608,200         829,476
                        Guangzhou Shipyard International Co. Ltd., H                  Chn.      2,724,000         657,810
                        Northeast Electric Transmission & Transformation              H.K.      3,980,000         637,318
                        *Shanghai Erfangji Textile Machinery Co. Ltd., B              Chn.     11,745,261       2,137,638
                        *Shanghai Industrial Sewing Machine Corp.                     Chn.      2,155,100         353,436
                        *Shanghai Steel Tube Co. Ltd., B                              Chn.      5,929,280       1,090,988
                                                                                                             ------------
                                                                                                                5,706,666
---------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 2.6%
                        Dairy Farm International Holdings Ltd.                        H.K.      7,395,777       5,731,727
                        Dickson Concepts (International) Ltd.                         H.K.        295,699       1,080,657
                        Fortei Holdings Ltd.                                          H.K.      9,582,000         717,688
                        Joyce Boutique Holdings Ltd.                                  H.K.        337,000          80,075
                        Wo Kee Hong Holdings Ltd.                                     H.K.      9,856,000         700,027
                        *Wo Kee Hong Holdings Ltd., wts.                              H.K.      1,971,200          16,546
                        *Yaohan Hongkong Corp. Ltd.                                   H.K.      6,888,000         231,269
                                                                                                             ------------
                                                                                                                8,557,989
---------------------------------------------------------------------------------------------------------------------

TEMPLETON CHINA WORLD FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

       INDUSTRY                                   ISSUE                             COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
METALS & MINING: 0.3%
                        Maanshan Iron & Steel Co. Ltd., H                             Chn.      3,733,000    $    877,366
---------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES: 0.0%
                        Luoyang Glass Co. Ltd., H                                     Chn.        500,000         116,224
---------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 16.0%
                        Cheung Kong Holdings Ltd.                                     H.K.      3,168,000      30,273,900
                        CNT Group Ltd.                                                H.K.     12,404,770       1,153,381
                        Jardine Matheson Holdings Ltd.                                H.K.        605,971       3,666,125
                        Jardine Strategic Holdings Ltd.                               H.K.      1,834,000       6,015,520
                        *Jardine Strategic Holdings Ltd., wts.                        H.K.        167,000          56,780
                        Lai Sun Garment International Ltd.                            H.K.      2,636,000       3,846,585
                        Stelux International Holdings Ltd.                            H.K.      3,011,084         657,145
                        *Stelux International Holdings Ltd., wts.                     H.K.        602,216          31,107
                        Swire Pacific Ltd., B                                         H.K.      1,009,000       1,374,659
                        Wheelock & Co. Ltd.                                           H.K.      1,929,000       5,181,399
                                                                                                             ------------
                                                                                                               52,256,601
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 23.3%
                        China Overseas Land & Investment Ltd.                         H.K.      4,528,000       2,645,919
                        Hang Lung Development Co. Ltd.                                H.K.      7,811,000      15,735,579
                        Lai Sun Development Co. Ltd.                                  H.K.      3,970,000       5,947,028
                        *Lai Sun Development Co. Ltd., wts.                           H.K.      2,183,800         276,370
                        New World Development Co. Ltd.                                H.K.      4,241,700      26,292,547
                        Shanghai Jinqiao Export Processing Zone Development, B        Chn.      4,421,560       2,263,839
                        Shanghai Lujiaxui Finance & Trade Zone Development
                        Stock Co. Ltd,B                                               Chn.        619,920         507,095
                        Shanghai Waigaoqiao Free Trade Zone Development Co., B        Chn.        616,000         266,112
                        Shenzhen Properties & Resources Development
                        (Group) Ltd., B                                               Chn.      4,798,860       2,385,889
                        Sun Hung Kai Properties Ltd.                                  H.K.      1,669,100      19,291,095
                        Tian An China Investments Co. Ltd.                            H.K.      6,019,750         707,410
                                                                                                             ------------
                                                                                                               76,318,883
---------------------------------------------------------------------------------------------------------------------
RECREATION & OTHER CONSUMER GOODS: 5.2%
                        +China First Pencil Co. Ltd., B                               Chn.     11,246,884       5,735,911
                        *Fu Hui Jewellery Co. (H.K.) Ltd.                             H.K.      5,122,000         509,310
                        KTP Holdings Ltd.                                             H.K.      2,652,500         101,048
                        Phoenix Co. Ltd.                                              Chn.      6,148,280       1,020,615

TEMPLETON CHINA WORLD FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

       INDUSTRY                                ISSUE                          COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
RECREATION & OTHER CONSUMER GOODS (cont.)
                        Shanghai Wingsung Co. Ltd., B                           Chn.         4,410,710       $  1,182,070
                        Shenzhen China Bicycles Co. (Holdings) Ltd., B          Chn.         7,520,400          3,447,631
                        Yue Yuen Industrial (Holdings) Ltd.                     H.K.        12,516,000          5,131,694
                                                                                                             ------------
                                                                                                               17,128,279
---------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 1.4%
                        Goldlion Holdings Ltd.                                  H.K.         3,783,000          3,370,830
                        Laws International Holdings Ltd.                        H.K.         6,412,000            993,634
                        Tungtex (Holdings) Co. Ltd.                             H.K.           964,000             90,876
                                                                                                             ------------
                                                                                                                4,455,340
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 2.8%
                        Chiwan Wharf Holdings Ltd., B                           Chn.         3,346,000          2,285,773
                        Cross Harbour Tunnel Co. Ltd.                           H.K.         1,191,000          2,606,951
                        *Guangshen Railway Co. Ltd., ADR                        Chn.            80,000          1,930,000
                        IMC Holdings Ltd.                                       H.K.         2,477,000          1,151,543
                        Orient Overseas International Ltd.                      H.K.            52,000             28,875
                        Shanghai Dazhong Taxi Shareholding Co. Ltd., B          Chn.         1,303,900          1,176,118
                                                                                                             ------------
                                                                                                                9,179,260
---------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS: 2.7%
                        Hong Kong Electric Holdings Ltd.                        H.K.         1,885,000          6,523,755
                        Shandong Huaneng Power                                  Chn.           132,000          1,369,500
                        Wing Shan International Ltd.                            H.K.         5,544,000            980,833
                                                                                                             ------------
                                                                                                                8,874,088
---------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE: 0.2%
                        *East Asiatic Co. (Hong Kong) Ltd.                      H.K.         6,760,000            794,401
                                                                                                             ------------
TOTAL COMMON STOCKS (cost $240,724,866)                                                                       278,939,542
---------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL IN
                                                                                           LOCAL CURRENCY**
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS: 14.2% (cost $46,288,092)
---------------------------------------------------------------------------------------------------------------------
                        U. S. Treasury Bills, 4.78% to 5.06% with
                        maturities to 5/29/97                                   U.S.        46,549,000         46,299,334
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.4% (cost $287,012,958)                                                                  325,238,876
OTHER ASSETS, LESS LIABILITIES: 0.6%                                                                            2,035,503
                                                                                                             ------------
TOTAL NET ASSETS: 100.0%                                                                                     $327,274,379
                                                                                                             ============

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRY INDICATED.
 +SEE NOTE 5.          SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997(unaudited)

Assets:
   Investments in securities, at value
      (identified cost $287,012,958)         $325,238,876
   Cash--foreign currencies                     2,188,226
   Receivables:
      Investment securities sold                  455,781
      Dividends and interest                       22,049
   Unamortized organization costs                   7,345
                                             ------------
         Total assets                         327,912,277
                                             ------------
Liabilities:
   Accrued expenses                               637,898
                                             ------------
Net assets, at value                         $327,274,379
                                             ============
Net assets consist of:
   Distributions in excess of net
      investment income                      $   (463,164)
   Net unrealized appreciation                 38,198,926
   Accumulated net realized gain                3,824,893
   Net capital paid in on shares of
      capital stock                           285,713,724
                                             ------------
Net assets, at value                         $327,274,379
                                             ============
Shares outstanding                             20,383,771
                                             ============
Net asset value per share
   ($327,274,379 / 20,383,771)               $      16.06
                                             ============

STATEMENT OF OPERATIONS
for the six months ended
February 28, 1997(unaudited)

Investment income:
   (net of $43,199 foreign
   taxes withheld)
   Dividends                      $ 3,170,303
   Interest                           747,141
                                  -----------
      Total income                              $ 3,917,444
Expenses:
   Management fees (Note 3)         1,907,810
   Administrative fees (Note 3)       381,563
   Custodian fees                      96,900
   Transfer agent fees                 52,824
   Reports to shareholders             22,230
   Audit fees                          18,621
   Registration and filing fees        16,037
   Directors' fees and expenses        15,721
   Legal fees                           3,546
   Amortization of organization
      costs                             2,353
   Other                                5,606
                                  -----------
      Total expenses                              2,523,211
                                                -----------
         Net investment income                    1,394,233
Realized and unrealized gain
  (loss):
   Net realized gain (loss) on:
      Investments                   4,039,924
      Foreign currency
         transactions                  (3,110)
                                  -----------
                                    4,036,814
                                  -----------
   Net unrealized appreciation
      (depreciation) on:
      Investments                  60,673,091
      Foreign currency
         translation of other
         assets and liabilities        (4,498)
                                  -----------
                                   60,668,593
                                  -----------
      Net realized and
         unrealized gain                         64,705,407
                                                -----------
Net increase in net assets
   resulting from operations                    $66,099,640
                                                ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                  FEBRUARY 28, 1997      YEAR ENDED
                                                                                     (UNAUDITED)       AUGUST 31, 1996
                                                                                  -----------------    ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                         $   1,394,233       $   5,540,705
      Net realized gain on investment and foreign currency transactions                 4,036,814           6,381,237
      Net unrealized appreciation                                                      60,668,593          21,920,301
                                                                                     ------------        ------------
         Net increase in net assets resulting from operations                          66,099,640          33,842,243
   Distributions to shareholders:
      From net investment income                                                       (5,605,537)         (6,624,726)
      From net realized gains                                                          (6,215,884)           (203,838)
                                                                                     ------------        ------------
         Net increase in net assets                                                    54,278,219          27,013,679
Net assets:
   Beginning of period                                                                272,996,160         245,982,481
                                                                                     ------------        ------------
   End of period                                                                    $ 327,274,379       $ 272,996,160
                                                                                     ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund), is a Maryland corporation and a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve its objective by investing primarily in equity securities of China companies. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

As of February 28,1997, there were 100,000,000 shares of capital stock authorized ($0.01 par value). For the six months ended February 28, 1997 and for the year ended August 31, 1996, there were no share transactions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, Inc. (FTSI), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an investment management fee to TAML equal, on an annual basis, to 1.25% of the average weekly net assets of the Fund. The Fund pays FTSI monthly a fee of 0.25% per annum of the Fund's average weekly net assets, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees for the six months ended February 28, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1997, aggregated $4,945,760 and $35,892,036, respectively. The cost of securities for federal income tax purposes is $287,103,698. Realized gains and losses are reported on an identified cost basis.

At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income taxes purposes, was as follows:

           Unrealized appreciation                                                              $ 76,079,959
           Unrealized depreciation                                                               (37,944,781)
                                                                                                ------------
           Net unrealized appreciation                                                          $ 38,135,178
                                                                                                ============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at February 28, 1997 amounted to $5,735,911.

TEMPLETON CHINA WORLD FUND, INC.
Annual Meeting of Shareholders, February 25, 1997

--------------------------------------------------------------------------------

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 25, 1997. The purpose of the meeting was to elect five directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ending August 31, 1997 and in their discretion, to authorize the proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as directors of the Fund: John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Edith E. Holiday. The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending August 31, 1997. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of five (5) Directors for the terms set forth below:

                                                          % OF                         % OF
                                                       OUTSTANDING                  OUTSTANDING
                                           FOR           SHARES        WITHHELD       SHARES
                                        ----------     -----------     --------     -----------
  Term Expiring 2000:
      John Wm. Galbraith                13,272,241        65.11%       234,137          1.15%
      Betty P. Krahmer                  13,273,739        65.12%       232,639          1.14%
      Gordon S. Macklin                 13,275,448        65.13%       230,930          1.13%
      Fred R. Millsaps                  13,275,652        65.13%       230,726          1.13%
  Term Expiring 1999:
      Edith E. Holiday                  13,207,070        64.79%       299,308          1.47%

2. Ratification of the selection of McGladrey & Pullen, LLP, as independent public accountants of the Fund for the fiscal year ending August 31, 1997:

                                                          % OF                        % OF                        % OF
                                                       OUTSTANDING                 OUTSTANDING                 OUTSTANDING
                                           FOR           SHARES        AGAINST       SHARES        ABSTAIN       SHARES
                                        ----------     -----------     -------     -----------     -------     -----------
                                        13,247,106        64.99%        95,891         0.47%       163,381         0.80%

TEMPLETON CHINA WORLD FUND, INC.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --Shareholders must affirmatively elect to participate in the Plan; Stock dividends will be reinvested automatically; Chemical Mellon Securities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pittsburgh, PA 15230, will provide additional Plan information upon request. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. --The reinvestment of dividends and/or capital gains, even though no cash has been received, may be taxable. --The participant may withdraw from the Plan without penalty at any time by written notice to Chemical Mellon Securities Trust Company. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant's wishes, Chemical Mellon Securities Trust Company will sell the participant's shares and send the proceeds, less a service fee of $5.00 and less brokerage commissions. --Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested. --The Plan does not offer a cash purchase plan option.

SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton China World Fund, Inc. shares is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds". The Fund's New York Stock Exchange trading symbol is CH.

For current information about the net asset value, call 1-800-357-0738.

If any shareholder is not receiving copies of the Reports to the Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH                             INCOME        FRANKLIN STATE-SPECIFIC
                                                        FUNDS SEEKING
Franklin Global Health Care Fund          Franklin Adjustable Rate
                                                        TAX-FREE INCOME
                                          Securities Fund
Franklin Templeton Japan Fund
                                          Franklin Adjustable U.S.
                                                        Alabama
Templeton Developing Markets Trust
                                          Government Securities Fund
                                                        Arizona*
Templeton Foreign Fund
                                          Franklin's AGE High Income Fund
                                                        Arkansas**
Templeton Foreign Smaller
                                          Franklin Investment
Companies Fund                                          California*
                                          Grade Income Fund
Templeton Global Infrastructure Fund
                                                        Colorado
                                          Franklin Short-Intermediate U.S.
Templeton Global
                                          Government Securities Fund
                                                        Connecticut
Opportunities Trust
                                          Franklin U.S. Government
                                                        Florida*
Templeton Global Real Estate Fund
                                          Securities Fund
                                                        Georgia
Templeton Global Smaller
                                          Franklin Money Fund
Companies Fund                                          Hawaii**
                                          Franklin Federal Money Fund
Templeton Greater European Fund                         Indiana
Templeton Growth Fund                                   Kentucky
                                          FOR NON-U.S. INVESTORS:
Templeton Latin America Fund                            Louisiana
                                          Franklin Tax-Advantaged
                                          High Yield Securities Fund
Templeton Pacific Growth Fund                           Maryland
                                          Franklin Tax-Advantaged
Templeton World Fund                                    Massachusetts***
                                          International Bond Fund
                                                        Michigan*
                                          Franklin Tax-Advantaged U.S.
GLOBAL GROWTH AND INCOME
                                                        Minnesota***
                                          Government Securities Fund
Franklin Global Utilities Fund
                                                        Missouri
                                          FOR CORPORATIONS:
Franklin Templeton German
                                                        New Jersey
                                          Franklin Corporate Qualified
Government Bond Fund
                                                        New York*
                                          Dividend Fund
Franklin Templeton
                                                        North Carolina
Global Currency Fund
                                                        Ohio***
Mutual European Fund
                                          FRANKLIN FUNDS SEEKING
                                                        Oregon
Templeton Global Bond Fund
                                          TAX-FREE INCOME
                                                        Pennsylvania
Templeton Growth and Income Fund
                                          Federal Intermediate-Term
                                                        Tennessee**
                                          Tax-Free Income Fund
                                                        Texas
GLOBAL INCOME                             Federal Tax-Free Income Fund
                                                        Virginia
                                          High Yield Tax-Free Income Fund
Franklin Global Government
Income Fund
                                                        Washington**
                                          Insured Tax-Free Income Fund
Franklin Templeton Hard
                                          Puerto Rico Tax-Free Income Fund
                                                        VARIABLE ANNUITIES+
Currency Fund
                                          Tax-Exempt Money Fund
                                                        Franklin Valuemark(R)
Franklin Templeton High
Income Currency Fund
                                                        Franklin Templeton
                                                        Valuemark Income Plus
Templeton Americas
                                                        (an immediate annuity)
Government Securities Fund

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES,
AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY). **THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97               GROWTH
                        Franklin Blue Chip Fund
                        Franklin California Growth Fund
                        Franklin DynaTech Fund
                        Franklin Equity Fund
                        Franklin Gold Fund
                        Franklin Growth Fund
                        Franklin MidCap Growth Fund
                        Franklin Small Cap Growth Fund
                        Mutual Discovery Fund
                        GROWTH AND INCOME
                        Franklin Asset Allocation Fund
                        Franklin Balance Sheet
                        Investment Fund
                        Franklin Convertible Securities Fund
                        Franklin Equity Income Fund
                        Franklin Income Fund
                        Franklin MicroCap Value Fund
                        Franklin Natural Resources Fund
                        Franklin Real Estate Securities Fund
                        Franklin Rising Dividends Fund
                        Franklin Strategic Income Fund
                        Franklin Utilities Fund
                        Franklin Value Fund
                        Mutual Beacon Fund
                        Mutual Qualified Fund
                        Mutual Shares Fund
                        Templeton American Trust, Inc.
                        FUND ALLOCATOR SERIES:
                        Franklin Templeton
                        Conservative Target Fund
                        Franklin Templeton
                        Moderate Target Fund
                        Franklin Templeton
                        Growth Target Fund

Templeton China World
Fund, Inc.

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

                                   [GRAPHIC]

TEMPLETON
CHINA
WORLD
FUND, INC.

Semi-Annual Report
February 28, 1997

[FRANKLIN TEMPLETON LOGO]